                        [LOGO OF ADAMS EXPRESS COMPANY]

                               Annual Report 2001




          building for the future
                     with solid investments(R)

                               2001 at a Glance
--------------------------------------------------------------------------------

The Company

 . a closed-end equity investment company
 . objectives:  preservation of capital
               reasonable income
               opportunity for capital gain
 . internally-managed
 . low expense ratio
 . low turnover

Stock Data

NYSE Symbol................................            ADX
Market Price as of 12/31/01................         $14.22
Discount...................................           11.4%
52-Week Range..............................  $22.00-$12.70
Shares Outstanding.........................     85,233,262



Summary Financial Information
                                                     Year Ended December 31
                                                         2001              2000
--------------------------------------------------------------------------------
Net asset value per share                      $        16.05    $        23.72
Total net assets                                1,368,366,316     1,951,562,978
Unrealized appreciation                           424,993,559     1,047,469,344
Net investment income                              21,091,920        20,941,465
Total realized gain                               113,686,714       128,091,337
Total return (based on market value)                    (24.7)%             1.7%
Total return (based on net asset value)                 (24.7)%           (4.3)%
Expense ratio                                            0.19%             0.24%
--------------------------------------------------------------------------------




2001 Dividends and Distributions
                                            Amount
Paid                                     (per share)     Type
--------------------------------------------------------------------------------
March 1, 2001                               $0.04        Long-term capital gain
March 1, 2001                                0.04        Investment income
June 1, 2001                                 0.08        Investment income
September 1, 2001                            0.08        Investment income
December 27, 2001                            1.27        Long-term capital gain
December 27, 2001                            0.08        Short-term capital gain
December 27, 2001                            0.06        Investment income
--------------------------------------------------------------------------------
                                            $1.65
================================================================================


2002 Annual Meeting of Stockholders

Location: Royal Palms Hotel, Phoenix, Arizona
Date: March 26, 2002
Time: 11:00 a.m.
Holders of Record: February 15, 2002

                               Portfolio Review
--------------------------------------------------------------------------------

 Ten Largest Portfolio Holdings (12/31/01)

                                          Market Value          % of Net Assets
                                          ------------          ---------------
 General Electric Co.                    $   64,128,000               4.7
 American International Group, Inc.          60,294,376               4.4
 Petroleum & Resources Corp.*                44,896,821               3.3
 Nokia Corp. ADR                             33,851,400               2.5
 Minnesota Mining & Manufacturing Co.        33,689,850               2.5
 Cisco Systems, Inc.                         33,231,850               2.4
 AMBAC Financial Group, Inc.                 32,945,484               2.4
 Investors Financial Services Corp.          32,277,375               2.3
 SBC Communications, Inc.                    27,419,000               2.0
 United Technologies Corp.                   25,852,000               1.9
                                         --------------              ----
 Total                                   $  388,586,156              28.4%

 ____________
 *Non-controlled affiliate


 Sector Weightings (12/31/01)


                             [CHART APPEARS HERE]

                    Basic Materials                1.1%
                    Capital Goods                 11.2%
                    Communication Services         7.1%
                    Consumer                       7.5%
                    Energy                         5.1%
                    Financial                     19.5%
                    Health Care                   16.4%
                    Technology                    15.2%
                    Transportation                 2.4%
                    Utilities                      7.7%
                    Cash & Equivalent              6.5%

                            Letter to Stockholders
--------------------------------------------------------------------------------

In this annual report, you will find our financial statements for the year 2001, the report of independent accountants, our year-end portfolio holdings, and summary financial information for the Company.

The Year in Review

Following the severe decline in the latter part of 2000, the stock market rallied briefly in January in response to the action of the Federal Reserve Board to reduce short-term interest rates and thus stimulate economic growth. Announcements of layoffs, cuts in capital spending, and warnings of earnings shortfalls brought the rally to a quick end, despite further rate cuts by the Fed. The market recorded its worst first-quarter performance in 23 years. The domestic economy appeared headed for a recession, following ten years of uninterrupted growth. After years of heavy capital spending on technology and equipment, businesses found themselves with too much capacity. Orders for computers, software, and telecommunications equipment fell to fractions of their former levels.

The moves by the Federal Reserve to lower interest rates continued in the second quarter and were seen by investors as the medicine needed for the economy to recover quickly. A broad-based rally in stocks took place in April and May, including an initial rebound in technology companies. Another round of layoffs and warnings of shortfalls in earnings, notably in the technology sector, dampened investor enthusiasm again and the market began a longer slide. Through the summer and early fall, it became apparent that the domestic slowdown was impacting the economies of U.S. trading partners and the likelihood of a worldwide recession or slow growth increased. This, combined with the continued strength of the dollar, gave investors reason to sell stocks of major multinational companies such as General Electric and American International Group, in which Adams Express has long held sizeable positions.

The tragedies of September 11 resulted in a further loss of investor confidence and stocks plummeted when markets re-opened. With the Federal Reserve easing interest rates an eighth and ninth time, to 2.5%, investor confidence picked up and the market turned up in October. Early indicators hinted that there would be a decent recovery following a short-lived recession. Inventory reductions and restructuring by corporations appeared sufficient to assure growth in the economy starting some time in 2002. Enthusiasm for the outlook drove stock prices up sharply in November from their lows in late September. The market's fourth quarter performance was led by a 34% recovery in technology stocks and nearly 25% returns from consumer cyclicals.

The performance of the Company's portfolio in 2001 was very disappointing. As noted in our third quarter report to shareholders, investors have not followed the traditional pattern of emphasizing investments in larger capitalization, multi-national companies which have less sensitivity to economic cycles when a recession is anticipated. Thus, sectors such as consumer staples, health care, and communications services provided poor returns for the year.

The electric utility industry, in the process of deregulating, experienced a number of events that turned investors away. The California energy crisis, the bankruptcy of one utility and numerous lawsuits, the dramatic collapse of Enron, and the subsequent liquidity problems of other electricity producers, all served to demolish the idea of utilities as income-producing safe havens. The sector was down more than 30% in 2001. With 12% of the Fund invested in utilities and allied merchant electricity providers, the impact on Adams Express was heavy. Our Enron position, in particular, was decimated and we decided to dispose of it prior to its bankruptcy filing.

Our exposure to the technology sector was primarily in the more conservative computer software and communications equipment subgroups. The former were hurt by across-the-board cuts in technology spending, while the latter suffered from the collapse in demand from Internet-related companies. The Company's other areas of large investment, in financials and health care, performed about as poorly as the Standard & Poor's sectors, while our modest exposure in basic materials and transportation, the most cyclical groups, did considerably better than the market sectors.

For the year ended December 31, 2001, the return on net assets of the Company, including income and capital gains, was (24.7)%, compared to a return of (5.6)% for the Dow Jones Industrials and (11.8)% for the Standard & Poor's 500. The NASDAQ or over-the-counter market, reflecting mostly technology stocks, recorded a (21.1)% return. With essentially no change in the discount of the Adams Express Company's stock price from its net asset value per share, its return based on market prices was also (24.7)%.

Investment Results

At the end of 2001 our net assets were $1,368,366,316 or $16.05 per share on 85,233,262 shares outstanding as compared with $1,951,562,978 or $23.72 per share on 82,292,262 shares outstanding a year earlier.

Net investment income for 2001 was $21,091,920 compared to $20,941,465 for 2000. These earnings are equal to $0.26 and $0.26 per share, respectively, on the average number of shares outstanding throughout the year. In 2001, our 0.19% expense ratio (expenses to average net assets) was once again at a very low level compared to the industry.

Net realized gains amounted to $113,686,714 during the year, while the unrealized appreciation on investments decreased from $1,047,469,344 at December 31, 2000 to $424,993,559 at year end.

--------------------------------------------------------------------------------

Dividends and Distributions

The total dividends and distributions paid in 2001 were $1.65 per share compared to $1.85 in 2000. As announced on November 8, 2001, a year-end distribution consisting of investment income of $0.06 and capital gains of $1.35 was made on December 27, 2001, both realized and taxable in 2001. On January 10, 2002, an additional distribution of $0.08 per share was declared payable March 1, 2002, representing the balance of undistributed net investment income and capital gains earned during 2001 and an initial distribution from 2002 net investment income, all taxable to shareholders in 2002.

Outlook for 2002

With the dramatic reductions in short-term interest rates over the course of 2001, there is little doubt that the U. S. economy will emerge from the recession fairly quickly; some economists believe it has already done so. The heavy liquidation of inventories in the final quarter of 2001 may result in increased production to refill supply pipelines in the first quarter. Following five of the past six recessions, industrial production was brought on more quickly than final demand required and cutbacks were necessary a second time to avoid excess inventory build-ups. It is believed, however, that corporations are very cautious at this point and will not bring up production too rapidly.

The consumer was the primary support for the economy during most of 2001, as spending remained healthy despite layoffs, modest wage increases, and some tightening of credit standards. Offsetting factors included attractive mortgage refinancing terms, cheap energy prices, and heavy discounting at the retail level. Confidence was boosted by the implementation of the tax cuts passed by Congress in mid-2001 and by military successes in Afghanistan. Recently, however, long-term interest rates have risen, OPEC has cut production to stabilize oil prices, and states have announced tax increases. Consumers may well decide that it is time to boost their savings, especially given the recently effective incentives provided by the federal Tax Code.

A cautious industrial sector and perhaps a more savings-conscious consumer are expected to temper the growth prospects for the economy once it does emerge from the recession. The anticipated slow growth in the rest of the world should also reduce U.S. export demand, further dampening growth. With this economic picture in mind, we do not anticipate a strong bounce in corporate earnings in 2002. The restructuring and layoffs made in 2001 have brought better operating leverage to many companies, but the benefits of that leverage cannot be realized without greater demand for products and services. We therefore expect profit growth of only 5% to 10% for the year, bringing the earnings of the Standard & Poor's 500 Composite Index to between $47 and $50 before write-offs. Based on that range of earnings estimates, the Index was trading at 23 to 24 times anticipated earnings at the end of 2001. Even in an environment of very mild inflation and low interest rates, that level of valuation is high relative to historic norms. We do not see a catalyst other than better earnings performance which would drive the stock market much higher. In a few industries, capacity has been reduced to such an extent that companies have some pricing power, but there is still a significant amount of unused capacity, which will serve to hold down prices. Any improvement in earnings must therefore be due to a level of demand higher than we can currently foresee.

We are confident that the companies represented by the stocks in the portfolio will enjoy reasonable growth as the economy recovers. Their financial condition remains strong and therefore over time they will be able to take advantage of strengthening demand to take market share from their weaker competitors. It is our firm belief that their earnings performance will eventually be reflected in their stock prices.

Share Repurchase Program

On December 13, 2001, the Board of Directors authorized the repurchase by management of an additional 5% of the outstanding shares of the Company over the ensuing year. The repurchase program is subject to the same restriction as in the past, namely that shares can only be repurchased as long as the discount of the market price of the shares from the net asset value is greater than 10%.

From the beginning of 2002 through January 10, a total of 24,200 shares have been repurchased at a total cost of $347,156 and a weighted average discount from net asset value of 11.3%.

The proxy statement for the Annual Meeting of Stockholders to be held in Phoenix, Arizona on March 26, 2002, will be mailed on or about February 22, 2002 to holders of record on February 15, 2002.

By order of the Board of Directors,

/s/ Douglas G. Ober                          /s/ Joseph M. Truta
Douglas G. Ober,                             Joseph M. Truta

Chairman and Chief                           President
Executive Officer

January 18, 2002

                      Statement of Assets and Liabilities
--------------------------------------------------------------------------------

                               December 31, 2001

Assets
Investments* at value:
 Common stocks and convertible securities
   (cost $823,354,088)                                                                               $1,229,992,495
 Non-controlled affiliate, Petroleum & Resources Corporation
   (cost $26,585,260)                                                                                    44,896,821
 Short-term investments (cost $89,442,033)                                                               89,442,033   $1,364,331,349
------------------------------------------------------------------------------------------------------------------------------------
Cash                                                                                                                          80,855
Securities lending collateral                                                                                            116,116,964
Dividends and interest receivable                                                                                            952,670
Prepaid expenses and other assets                                                                                          7,150,274
------------------------------------------------------------------------------------------------------------------------------------
     Total Assets                                                                                                      1,488,632,112
------------------------------------------------------------------------------------------------------------------------------------

Liabilities
Open written option contracts at value (proceeds $268,341)                                                                   224,750
Obligations to return securities lending collateral                                                                      116,116,964
Accrued expenses and other liabilities                                                                                     3,924,082
------------------------------------------------------------------------------------------------------------------------------------
     Total Liabilities                                                                                                   120,265,796
------------------------------------------------------------------------------------------------------------------------------------
     Net Assets                                                                                                       $1,368,366,316
------------------------------------------------------------------------------------------------------------------------------------

Net Assets
Common Stock at par value $1.00 per share, authorized 150,000,000 shares; issued and
 outstanding 85,233,262 shares                                                                                        $   85,233,262
Additional capital surplus                                                                                               848,786,335
Undistributed net investment income                                                                                        3,788,120
Undistributed net realized gain on investments                                                                             5,565,040
Unrealized appreciation on investments                                                                                   424,993,559
------------------------------------------------------------------------------------------------------------------------------------
     Net Assets Applicable to Common Stock                                                                            $1,368,366,316
====================================================================================================================================
     Net Asset Value Per Share of Common Stock                                                                        $        16.05
====================================================================================================================================

*See schedule of investments on pages 13 through 16.

The accompanying notes are an integral part of the financial statements.

                            Statement of Operations
--------------------------------------------------------------------------------

                         Year Ended December 31, 2001

Investment Income
 Income:
   Dividends:
     From unaffiliated issuers                                                     $  20,156,521
     From non-controlled affiliate                                                     1,014,293
   Interest                                                                            2,577,839
   Securities lending                                                                    412,807
------------------------------------------------------------------------------------------------
      Total income                                                                    24,161,460
------------------------------------------------------------------------------------------------
 Expenses:
   Investment research                                                                   649,325
   Administration and operations                                                         620,638
   Directors' fees                                                                       203,500
   Reports and stockholder communications                                                355,321
   Transfer agent, registrar and custodian expenses                                      459,761
   Auditing and accounting services                                                       99,792
   Legal services                                                                         37,578
   Occupancy and other office expenses                                                   232,995
   Travel, telephone and postage                                                         125,631
   Other                                                                                 284,999
------------------------------------------------------------------------------------------------
      Total expenses                                                                   3,069,540
------------------------------------------------------------------------------------------------
      Net Investment Income                                                           21,091,920
------------------------------------------------------------------------------------------------

Realized Gain and Change in Unrealized Appreciation on Investments
 Net realized gain on security transactions                                          111,830,367
 Net realized gain distributed by regulated investment company
   (non-controlled affiliate)                                                          1,856,347
 Change in unrealized appreciation on investments                                   (622,475,783)
------------------------------------------------------------------------------------------------
      Net Loss on Investments                                                       (508,789,069)
------------------------------------------------------------------------------------------------
Change in Net Assets Resulting From Operations                                     $(487,697,149)
================================================================================================

The accompanying notes are an integral part of the financial statements.

                      Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                         For the Year Ended
                                                                                  ----------------------------------
                                                                                    Dec. 31, 2001    Dec. 31, 2000
--------------------------------------------------------------------------------------------------------------------
From Operations:
 Net investment income                                                             $   21,091,920   $   20,941,465
 Net realized gain on investments                                                     113,686,714      128,091,337
 Change in unrealized appreciation on investments                                    (622,475,783)    (251,193,342)
--------------------------------------------------------------------------------------------------------------------
      Change in net assets resulting from operations                                 (487,697,149)    (102,160,540)
--------------------------------------------------------------------------------------------------------------------

Distributions to Stockholders From:
 Net investment income                                                                (21,153,837)     (17,702,862)
 Net realized gain from investment transactions                                      (111,923,436)    (128,205,341)
--------------------------------------------------------------------------------------------------------------------
      Decrease in net assets from distributions                                      (133,077,273)    (145,908,203)
--------------------------------------------------------------------------------------------------------------------

From Capital Share Transactions:
 Value of shares issued in payment of exercised options and distributions              68,287,544       77,508,318
 Cash in lieu of fractional shares issued in payment of 3-for-2 stock split                    --         (123,043)
 Cost of shares purchased (note 4)                                                    (30,709,784)     (48,555,429)
--------------------------------------------------------------------------------------------------------------------
     Change in net assets from capital share transactions                              37,577,760       28,829,846
--------------------------------------------------------------------------------------------------------------------
     Total Increase (Decrease) in Net Assets                                         (583,196,662)    (219,238,897)

Net Assets:
 Beginning of year                                                                  1,951,562,978    2,170,801,875
--------------------------------------------------------------------------------------------------------------------
 End of year (including undistributed net investment
   income of $3,788,120 and $3,767,539, respectively)                              $1,368,366,316   $1,951,562,978
====================================================================================================================

The accompanying notes are an integral part of the financial statements.

                         Notes To Financial Statements
-------------------------------------------------------------------------------

1. Significant Accounting Policies

The Adams Express Company (the Company) is registered under the Investment Company Act of 1940 as a diversified investment company. The Company's investment objectives as well as the nature and risk of its investment transactions are set forth in the Company's registration statement.

Security Valuation -- Investments in securities traded on a national security exchange are valued at the last reported sale price on the day of valuation. Over-the-counter and listed securities for which a sale price is not available are valued at the last quoted bid price. Short-term investments (excluding purchased options) are valued at amortized cost. Purchased and written options are valued at the last quoted asked price.

Affiliated Companies -- Investments in companies 5% or more of whose outstanding voting securities are held by the Company are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940.

Security Transactions and Investment Income -- Investment transactions are accounted for on the trade date. Gain or loss on sales of securities and options is determined on the basis of identified cost. Dividend income and distributions to shareholders are recognized on the ex-dividend date, and interest income is recognized on the accrual basis.

2. Federal Income Taxes

The Company's policy is to distribute all of its taxable income to its shareholders in compliance with the requirements of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. For federal income tax purposes, the identified cost of securities, including options, at December 31, 2001 was $939,118,880, and net unrealized appreciation aggregated $425,480,810, of which the related gross unrealized appreciation and depreciation were $565,138,939 and $139,658,129, respectively. The undistributed ordinary income was $3,611,897 and undistributed long-term capital gain was $2,382,982.

Distributions paid by the Company during the year ended December 31, 2001 were classified as ordinary income of $27,592,066, and long-term capital gain of $105,485,207. The distributions are determined in accordance with in- come tax regulations which may differ from generally accepted accounting principles. Accordingly, periodic reclassifications are made within the Company's capital accounts to reflect income and gains available for distribution under income tax regulations.

3. Investment Transactions

Purchases and sales of portfolio securities, other than options and short-term investments, during the year ended December 31, 2001 were $296,492,022 and $410,430,542, respectively. The Company, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. The risk associated with purchasing options is limited to the premium originally paid. Option transactions comprised an insignificant portion of operations during the year ended December 31, 2001. All investment decisions are made by a committee, and no one person is primarily responsible for making recommendations to that committee.

4. Capital Stock

On March 28, 2000, stockholders approved an increase in the number of authorized shares of Common Stock from 75,000,000 to 150,000,000. The Company has 10,000,000 authorized and unissued preferred shares without par value.

On October 19, 2000 the Company effected a 3-for-2 stock split. All references to the number of outstanding shares and per share amounts have been adjusted retroactively to reflect the stock split.

On December 27, 2000, the Company issued 3,517,794 shares of its Common Stock at a price of $22.00 per share (the average market price on December 11, 2000) to stockholders of record November 20, 2000 who elected to take stock in payment of the distribution from 2000 capital gain and investment income.

On December 27, 2001, the Company issued 4,755,400 shares of its Common Stock at a price of $14.36 per share (the average market price on December 10, 2001) to stockholders of record November 19, 2001 who elected to take stock in payment of the distribution from 2001 capital gain and investment income.

The Company may purchase shares of its Common Stock from time to time at such prices and amounts as the Board of Directors may deem advisable. Transactions in Common Stock for 2001 and 2000 were as follows:

                                                                   Shares                           Amount
                                                      ------------------------------ ----------------------------------
                                                            2001            2000            2001             2000
                                                            ----            ----            ----             ----
Shares issued in payment of dividends                    4,755,400       3,517,794      $ 68,287,544     $ 77,391,468
Shares issued in payment of stock option exercise                            3,068                            116,850
Shares issued for 3-for-2 stock split                                   26,262,073
Cash in lieu of fractional shares issued in payment
     of 3-for-2 stock split                                                                                  (123,043)
-----------------------------------------------------------------------------------------------------------------------
          Total increase                                 4,755,400      29,782,935      $ 68,287,544     $ 77,385,275
-----------------------------------------------------------------------------------------------------------------------
Shares purchased (at a weighted average discount
     from net asset value of 10.0% and 13.9%,
     respectively)                                      (1,814,400)     (1,385,500)      (30,709,784)     (48,555,429)
-----------------------------------------------------------------------------------------------------------------------
          Total decrease                                (1,814,400)     (1,385,500)     $(30,709,784)    $(48,555,429)
-----------------------------------------------------------------------------------------------------------------------
Net change                                               2,941,000      28,397,435      $ 37,577,760     $ 28,829,846
=======================================================================================================================

-------------------------------------------------------------------------------


The Company has an employee incentive stock option and stock appreciation rights plan which provides for the issuance of options and stock appreciation rights for the purchase of up to 2,610,146 shares of the Company's Common Stock at 100% of the fair market value at date of grant. Options are exercisable beginning not less than one year after the date of grant and extend and vest over ten years from the date of grant. Stock appreciation rights are exercisable beginning not less than two years after the date of grant and extend over the period during which the option is exercisable. The stock appreciation rights allow the optionees to surrender their rights to exercise their options and receive cash or shares in an amount equal to the difference between the option price and the fair market value of the common stock at the date of surrender.

Under the plan, the exercise price of the options and related stock appreciation rights is reduced by the per share amount of capital gain paid by the Company during subsequent years. At the beginning of 2001, there were 339,403 options outstanding with a weighted average exercise price of $8.1169 per share. During 2001, the Company granted options, including stock appreciation rights, for 44,214 shares of common stock with a weighted average exercise price of $20.5776 per share. During the year stock options or stock appreciation rights relating to 38,050 stock option shares were exercised at a weighted average market price of $16.8985 per share and the stock options relating to these rights which had a weighted average exercise price of $4.4995 per share were cancelled. At December 31, 2001, there were outstanding exercisable options to purchase 104,090 common shares at $2.3533-$19.1917 per share (weighted average price of $5.9143), and unexercisable options to purchase 241,477 common shares at $2.3533-$19.6100 per share (weighted average price of $9.9644). The weighted average remaining contractual life of outstanding exercisable and unexercisable options was 3.2283 years and 5.5261 years, respectively. Total compensation expense recognized in 2001 related to the stock option and stock appreciation rights plan was a credit of $1,010,184. At December 31, 2001, there were 1,266,371 shares available for future option grants.

5. Retirement Plans

The Company provides retirement benefits for its employees under a non-contributory qualified defined benefit pension plan. The benefits are based on years of service and compensation during the last five years of employment. The Company's current funding policy is to contribute annually to the plan only those amounts that can be deducted for federal income tax purposes. The plan assets consist primarily of investments in individual stocks, bonds, and mutual funds.

The actuarially computed net pension cost credit for the year ended December 31, 2001 was $416,875, and consisted of service expense of $204,411, interest expense of $362,246, expected return on plan assets of $897,113, and net amortization credit of $86,419.

In determining the actuarial present value of the projected benefit obligation, the interest rate used for the weighted average discount rate was 7.5%, the expected rate of annual salary increases was 7.0%, and the expected long-term rate of return on plan assets was 8.0%.

On January 1, 2001, the projected benefit obligation for service rendered to date was $4,932,613. During 2001, the projected benefit obligation increased due to service cost and interest cost of $204,411 and $362,246 respectively, and decreased due to benefits paid in the amount of $205,337. The projected benefit obligation at December 31, 2001 was $5,293,933.

On January 1, 2001, the fair value of plan assets was $11,316,574. During 2001, the fair value of plan assets increased due to the expected return on plan assets of $897,113 and decreased due to benefits paid in the amount of $205,337. At December 31, 2001, the projected fair value of plan assets amounted to $12,008,350, which resulted in excess plan assets of $6,714,417. The remaining components of prepaid pension cost on December 31, 2001 included $908,031 in unrecognized gain and $427,930 in unrecognized prior service cost. Prepaid pension cost included in other assets at December 31, 2001 was $6,234,316.

In addition, the Company has a nonqualified benefit plan which provides employees with defined retirement benefits to supplement the qualified plan. The Company does not provide postretirement medical benefits.

-------------------------------------------------------------------------------

6. Expenses

The cumulative amount of accrued expenses at December 31, 2001 for employees and former employees of the Company was $3,724,599. Aggregate remuneration paid or accrued during the year ended December 31, 2001 to officers and directors amounted to $1,038,867, which is reduced by $1,010,184 for stock options and stock appreciation rights.

7. Portfolio Securities Loaned

The Company makes loans of securities to brokers, secured by cash deposits, U.S. Government securities, or bank letters of credit. The Company accounts for securities lending transactions as secured financing and receives compensation in the form of fees or retains a portion of interest on the investment of any cash received as collateral. The Company also continues to receive interest or dividends on the securities loaned. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned plus accrued interest. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Company. At December 31, 2001, the Company had securities on loan of $108,279,411, and held cash collateral of $116,116,964.

                             _____________________

Forward-Looking Statements

This report contains "forward-looking statements" within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Company's actual results are the performance of the portfolio of stocks held by the Company, the conditions in the U.S. and international financial markets, the price at which shares of the Company will trade in the public markets, and other factors discussed in the Company's periodic filings with the Securities and Exchange Commission.


--------------------------------------------------------------------------------
This report, including the financial statements herein, is transmitted to the stockholders of The Adams Express Company for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Company or of any securities mentioned in the report. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Past performance is not indicative of future investment results.
--------------------------------------------------------------------------------

                           The Adams Express Company
--------------------------------------------------------------------------------

       --------------------------------------------------------------------
       Calendar    Market    Cumulative     Cumulative    Total   Total net
        Years      value    market value   market value  market     asset
                     of      of capital     of income     value     value
                  original      gains       dividends
                   shares   distributions    taken in
                              taken in        shares
                               shares
       --------------------------------------------------------------------
         1987      $ 7,745        $ 1,405       $   340  $ 9,490   $10,157
         1988        7,680          2,240           651   10,571    11,546
         1989        8,135          3,377         1,195   12,707    14,921
         1990        7,680          4,063         1,650   13,393    15,273
         1991        9,893          6,312         2,643   18,848    20,043
         1992       10,413          7,828         3,225   21,466    21,982
         1993        9,307          8,264         3,307   20,878    23,103
         1994        8,135          8,522         3,436   20,093    23,129
         1995        9,630         11,594         4,768   25,992    30,018
         1996       10,283         14,111         5,836   30,230    36,277
         1997       12,594         19,659         7,963   40,216    47,411
         1998       13,863         24,532         9,548   47,943    58,585
         1999       17,475         34,892        12,857   65,224    78,268
         2000       16,401         37,322        12,616   66,339    74,931
         2001       11,106         29,669         9,208   49,983    56,416
        --------------------------------------------------------------------

      Illustration of an assumed 15 year investment of $10,000 (unaudited)

Investment income dividends and capital gains distributions are taken in additional shares. This chart covers the years 1987-2001. Assumes commissions of $0.05 per share on the initial shares invested. Fees for the reinvestment of dividends are assumed as outlined on page 20. No adjustment has been made for any income taxes payable by stockholders on income dividends or on capital gains distributions, or the sale of any shares. These results should not be considered representative of the dividend income or capital gain or loss which may be realized in the future.

                                      [GRAPH]

                     10000        10000        10000       10,161
            87       7,745        9,150        9,490       10,157
            88       7,680        9,920       10,571       11,546
            89       8,135       11,512       12,707       14,921
            90       7,680       11,743       13,393       15,273
            91       9,893       16,205       18,848       20,043
            92      10,413       18,241       21,466       21,982
            93       9,307       17,571       20,878       23,103
            94       8,135       16,657       20,093       23,129
            95       9,630       21,224       25,992       30,018
            96      10,283       24,394       30,230       36,277
            97      12,594       32,253       40,216       47,411
            98      13,863       38,395       47,943       58,585
            99      17,475       52,367       65,224       78,268
            00      16,401       53,723       66,339       74,931
            01      11,106       40,775       49,983       56,416

                      Financial Highlights
--------------------------------------------------------------------------------

                                                                           Year Ended December 31
                                                       ------------------------------------------------------------------
                                                            2001         2000         1999         1998         1997
-------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance*
 Net asset value, beginning of year                      $    23.72   $    26.85   $    21.69   $    19.01   $    15.80
-------------------------------------------------------------------------------------------------------------------------
   Net investment income                                       0.26         0.26         0.25         0.30         0.29
   Net realized gains and change
     in unrealized appreciation and
     other changes                                            (6.32)       (1.63)        6.54         3.78         4.22
-------------------------------------------------------------------------------------------------------------------------
 Total from investment operations                             (6.06)       (1.37)        6.79         4.08         4.51
-------------------------------------------------------------------------------------------------------------------------
 Capital share repurchases                                     0.04         0.09           --           --           --
-------------------------------------------------------------------------------------------------------------------------
 Less distributions
   Dividends from net investment income                       (0.26)       (0.22)       (0.26)       (0.30)       (0.29)
   Distributions from net realized gains                      (1.39)       (1.63)       (1.37)       (1.10)       (1.01)
-------------------------------------------------------------------------------------------------------------------------
 Total distributions                                          (1.65)       (1.85)       (1.63)       (1.40)       (1.30)
-------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of year                            $    16.05   $    23.72   $    26.85   $    21.69   $    19.01
=========================================================================================================================
 Per share market price, end of year                     $    14.22   $    21.00   $    22.38   $    17.75   $    16.13
-------------------------------------------------------------------------------------------------------------------------


Total Investment Return
 Based on market price                                        (24.7)%        1.7%        36.1%        19.3%        33.1%
 Based on net asset value                                     (24.7)%       (4.3)%       33.6%        23.7%        30.7%
Ratios/Supplemental Data
 Net assets, end of year (in 000's)                      $1,368,366   $1,951,563   $2,170,802   $1,688,080   $1,424,170
 Ratio of expenses to average net assets                       0.19%        0.24%        0.32%        0.22%        0.39%
 Ratio of net investment income to
     average net assets                                        1.33%        0.97%        1.06%        1.48%        1.61%
 Portfolio turnover                                           19.15%       12.74%       15.94%       22.65%       17.36%
 Number of shares outstanding at
     end of year (in 000's)*                                 85,233       82,292       80,842       77,815       74,924
-------------------------------------------------------------------------------------------------------------------------

*Adjusted to reflect the 3-for-2 stock split effected in October, 2000.

                            Schedule of Investments
--------------------------------------------------------------------------------

                               December 31, 2001

                                                                             Prin. Amt.
                                                                              or Shares     Value (A)
------------------------------------------------------------------------------------------------------
Stocks and Convertible Securities -- 93.2%
 Basic Materials -- 1.1%
  Engelhard Corp............................................................     530,000  $ 14,670,400
                                                                                          ------------

 Capital Goods -- 11.2%
  Black & Decker Corp.......................................................     300,000    11,319,000
  General Electric Co.......................................................   1,600,000    64,128,000
  ITT Industries............................................................     355,000    17,927,500
  Minnesota Mining & Manufacturing Co.......................................     285,000    33,689,850
  United Technologies Corp..................................................     400,000    25,852,000
                                                                                          ------------
                                                                                           152,916,350
                                                                                          ------------

 Communication Services -- 7.1%
  Telecommunications -- Cellular and Wireless -- 2.2%
  Nextel Communications Inc. 5.25% Conv. Notes due 2010 (B)................. $10,000,000     6,050,000
  Nextel Communications Inc. (C) (D)........................................   1,040,000    11,398,400
  Vodafone Group plc ADS (D)................................................     492,614    12,650,315
                                                                                          ------------
                                                                                            30,098,715
                                                                                          ------------

  Telephone -- 4.9%
  BellSouth Corp............................................................     440,000    16,786,000
  Qwest Communications International, Inc. 5.75% TRENDS Pfd. due 2003 (B)....     538,000    15,736,500
  RCN Corp. (D).............................................................      94,000       275,420
  SBC Communications, Inc...................................................     700,000    27,419,000
  Time Warner Telecom Inc. (C) (D)..........................................     404,500     7,155,605
                                                                                          ------------
                                                                                            67,372,525
                                                                                          ------------

 Consumer -- 7.5%
  BJ's Wholesale Club, Inc. (C).............................................     337,500    14,883,750
  Brinker International Inc.................................................      25,000       744,000
  Coca-Cola Co..............................................................     170,000     8,015,500
  Dean Foods Co. (D)........................................................     128,700     8,777,340
  Hershey Foods Corp........................................................     255,000    17,263,500
  Ivex Packaging Corp. (C)..................................................     520,000     9,880,000
  PepsiCo, Inc..............................................................     335,000    16,311,150
  Proctor & Gamble Co.......................................................     170,000    13,452,100
  Safeway, Inc. (C).........................................................      70,000     2,922,500
  Tiffany & Co. (D).........................................................     350,000    11,014,500
                                                                                          ------------
                                                                                           103,264,340
                                                                                          ------------

 Energy -- 5.1%
  BP plc ADR................................................................     270,000    12,557,701
  Exxon Mobil Corp..........................................................     316,836    12,451,655
  Petroleum & Resources Corporation (E).....................................   1,913,761    44,896,821
                                                                                          ------------
                                                                                            69,906,177
                                                                                          ------------

--------------------------------------------------------------------------------
                               December 31, 2001

                                                                 Prin. Amt.
                                                                 or Shares     Value (A)
-----------------------------------------------------------------------------------------
Financial -- 19.5%
 Banking -- 12.7%
 BankNorth Group, Inc...........................................    474,000  $ 10,674,480
 Citigroup Inc..................................................    401,023    20,243,647
 Federal Home Loan Mortgage Corp................................    345,000    22,563,000
 Greenpoint Financial Corp. (D).................................    435,000    15,551,250
 Investors Financial Services Corp..............................    487,500    32,277,375
 Mellon Financial Corp..........................................    420,000    15,800,400
 Provident Bankshares Corp......................................    335,021     8,141,022
 Wachovia Corp..................................................    380,000    11,916,800
 Wells Fargo & Co...............................................    550,000    23,897,500
 Wilmington Trust Corp..........................................    210,000    13,295,100
                                                                             ------------
                                                                              174,360,574
                                                                             ------------
 Insurance -- 6.8%
 AMBAC Financial Group, Inc.....................................    569,400    32,945,484
 American International Group, Inc..............................    759,375    60,294,376
                                                                             ------------
                                                                               93,239,860
                                                                             ------------
Health Care -- 16.4%
 Abbott Laboratories............................................    350,000    19,512,500
 Affymetrix Inc. (C)............................................    210,000     7,927,500
 American Home Products Corp....................................    300,000    18,408,000
 Applera Corp. - Applied Biosystems Group.......................    210,000     8,246,700
 Bristol-Myers Squibb Co........................................    280,000    14,280,000
 Caliper Technologies (C) (D)...................................    225,000     3,512,250
 Elan Corp., plc ADR (C) (D)....................................    200,000     9,012,000
 Enzon, Inc. (C)................................................    100,000     5,628,000
 Genentech, Inc. (C)............................................    350,000    18,987,500
 GlaxoSmithKline plc ADR (D)....................................    250,360    12,472,935
 HCA Inc. (D)...................................................    390,000    15,030,600
 Human Genome Sciences Inc. (C) (D).............................    200,000     6,744,000
 Johnson & Johnson..............................................    360,000    21,276,000
 Lilly (Eli) &Co................................................    190,000    14,922,600
 Merck & Co., Inc...............................................    250,000    14,700,000
 Pfizer Inc.....................................................    300,000    11,955,000
 Pharmacia Corp.................................................    368,900    15,733,585
 Vertex Pharmaceuticals Inc. (C)................................    248,016     6,098,713
                                                                             ------------
                                                                              224,447,883
                                                                             ------------

--------------------------------------------------------------------------------
                               December 31, 2001


                                                                      Prin. Amt.
                                                                      or Shares          Value (A)
----------------------------------------------------------------------------------------------------
Technology -- 15.2%
 Communication Equipment -- 4.7%
 Corning Inc. (C) (D).................................................    1,170,000   $   10,436,400
 Ericsson (L.M.) Telephone Co. ADR....................................    2,000,000       10,440,000
 Lucent Technologies Inc. (C) (D).....................................      400,000        2,516,000
 Motorola, Inc........................................................      495,622        7,444,242
 Nokia Corp. ADR......................................................    1,380,000       33,851,400
                                                                                      --------------
                                                                                          64,688,042
                                                                                      --------------
 Computer Related -- 7.2%
 BEA Systems Inc. (C) (D).............................................      370,000        5,701,700
 BMC Software Inc. (C)................................................      310,000        5,074,700
 Cisco Systems, Inc. (C)..............................................    1,835,000       33,231,850
 Diamondcluster International Inc. (C) (D)............................      497,500        6,517,250
 Oracle Corp. (C).....................................................    1,180,000       16,295,800
 Sapient Corp. (C)....................................................    1,150,000        8,878,000
 Siebel Sytems Inc. (C) (D)...........................................      195,000        5,456,100
 Sun Microsystems, Inc. (C)...........................................      515,000        6,355,100
 Symantec Corp. 3.00% Conv. Sub. Notes due 2006.......................      500,000          608,750
 Symantec Corp. (C) (D)...............................................      155,000       10,281,150
                                                                                      --------------
                                                                                          98,400,400
                                                                                      --------------
 Electronics -- 3.3%
 Intel Corp...........................................................      690,000       21,700,500
 Solectron Corp. (C)..................................................    2,000,000       22,560,000
                                                                                      --------------
                                                                                          44,260,500
                                                                                      --------------
Transportation -- 2.4%
 Canadian National Railway Co. 5.25% Conv. Pfd. QUIDS due 2029........      170,000       11,135,000
 Canadian National Railway Co. (D)....................................       85,000        4,103,800
 United Parcel Service, Inc. (D)......................................      315,000       17,167,500
                                                                                      --------------
                                                                                          32,406,300
                                                                                      --------------
Utilities -- 7.7%
 Black Hills Corp.....................................................      555,000       18,781,200
 CINergy Corp.........................................................      300,000       10,029,000
 Duke Energy Corp. 8.25% Conv. Pfd. due 2004 (D)......................      400,000       10,540,000
 Duke Energy Corp.....................................................      355,000       13,937,300
 Keyspan Corp.........................................................      400,000       13,860,000
 Mirant Corp. (C) (D).................................................      400,000        6,408,000
 Northwestern Corp....................................................      500,000       10,525,000
 Philadelphia Suburban Corp...........................................      165,000        3,720,750
 TECO Energy, Inc.....................................................      650,000       17,056,000
                                                                                      --------------
                                                                                         104,857,250
                                                                                      --------------
Total Stocks and Convertible Securities
 (Cost $849,939,348) (F)..............................................                 1,274,889,316
                                                                                      --------------

--------------------------------------------------------------------------------
                               December 31, 2001

                                                                                Prin. Amt.      Value (A)
-----------------------------------------------------------------------------------------------------------
 Short-Term Investments -- 6.5%
  U.S. Government Obligations -- 0.7%
  U.S. Treasury Bills, 1.82%, due 2/21/02.....................................  $10,000,000  $    9,974,217
                                                                                             --------------

  Commercial Paper -- 5.8%
  ChevronTexaco Corp., 1.86%, due 1/8/02......................................   20,000,000      19,992,767
  Deere (John) Capital Corp., 1.82-1.84%, due 1/15/02.........................   18,900,000      18,886,593
  General Electric Capital Corp., 1.87%, due 1/8/02-1/10/02...................   11,250,000      11,245,187
  IBM Corp. 1.92%, due 1/8/02.................................................   15,000,000      14,994,400
  Wells Fargo Financial, Inc., 1.85%, due 1/10/02.............................   14,350,000      14,348,869
                                                                                             --------------
                                                                                                 79,467,816
                                                                                             --------------
 Total Short-Term Investments
  (Cost $89,442,033)..........................................................                   89,442,033
                                                                                             --------------

 Total Investments
  (Cost $939,381,381).........................................................                1,364,331,349
   Cash, receivables and other assets, less liabilities.......................                    4,034,967
                                                                                             --------------
 Net Assets -- 100.0%.........................................................               $1,368,366,316

================================================================================
Notes:
(A) See note 1 to financial statements. Securities are listed on the New York Stock Exchange, the American Stock Exchange, or the NASDAQ, except restricted securities.
(B) Restricted securities (Nextel Communications Inc. 5.25% Conv. Notes due 2010, acquired 1/21/00, cost $10,000,000 and Qwest Communications International, Inc. 5.75% TRENDS Pfd. due 2003, acquired 12/4/98-2/21/01, cost $32,969,481).
(C) Presently non-dividend paying.
(D) All or a portion of these securities are on loan. See Note 7 to Financial Statements.
(E) Non-controlled affiliate, a closed-end sector fund, registered as an investment company under the 1940 Act.
(F) The aggregate market value of stocks held in escrow at December 31, 2001 covering open call option contracts written was $6,172,600. In addition, the required aggregate market value of securities segregated by the custodian to collateralize open put option contracts written was $3,337,500.

                   Principal Changes in Portfolio Securities
--------------------------------------------------------------------------------
                During the Three Months Ended December 31, 2001
                                  (unaudited)

                                                                Principal Amount or Shares
                                                        ----------------------------------------------
                                                                                             Held
                                                        Additions       Reductions       Dec. 31, 2001
                                                        ---------       ----------       -------------
Bristol-Myers Squibb Co...............................   175,000                             280,000
Enzon, Inc............................................   100,000                             100,000
Hershey Foods Corp....................................   145,000                             255,000
Pfizer Inc............................................   135,000                             300,000
Safeway Inc...........................................    70,000                              70,000
Suiza Foods Corp......................................   128,700/(1)/                             --
American Tower Corp. 5.00% Conv. Notes due 2010.......                 $10,000,000                --
Annuity & Life Re (Holdings), Ltd.....................                     500,000                --
Baxter International Inc..............................                     510,000                --
Calpine Capital Trust 5.75% Conv. Pfd. HIGH TIDES.....                     182,250                --
Dean Foods Co.........................................                     300,000/(1)/      128,700/(1)/
Elan Corp., plc ADR...................................                     350,000           200,000
Genentech, Inc........................................                      50,000           350,000
Mead Corp.............................................                     400,000                --
Nokia Corp. ADR.......................................                     460,000         1,380,000
Orion Power Holdings, Inc.............................                     712,000                --
QRS Corp..............................................                     417,500                --
Williams Companies, Inc...............................                     500,000                --

__________________
(1) Received .429 shares of Suiza Foods Corp. and $21.00 for each share of Dean Foods Co. held. Suiza Foods Corp. and Dean Foods Co. merged into one company named Dean Foods Co.

                       Report of Independent Accountants
--------------------------------------------------------------------------------

To the Board of Directors and Stockholders of The Adams Express Company:


In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Adams Express Company (hereafter referred to as the "Company") at December 31, 2001, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland
January 10, 2002


                             ____________________

                                 Common Stock
        New York Stock Exchange and Pacific Exchange ticker symbol: ADX
                   NASDAQMutual Fund Quotation Symbol:XADEX
     Newspaper stock listings are generally under the abbreviation: AdaEx

                           The Adams Express Company
            Seven St. Paul Street, Suite 1140, Baltimore, MD 21202
                         Website: www.adamsexpress.com
                       E-mail: contact@adamsexpress.com
                  Telephone: (410) 752-5900 or (800) 638-2479
                      Counsel: Chadbourne & Parke L.L.P.
              Independent Accountants: PricewaterhouseCoopers LLP

              Transfer Agent, Registrar & Custodian of Securities
                             The Bank of New York
                              101 Barclay Street
                              New York, NY 10286
          The Bank's Shareholder Relations Department: (877) 260-8188
                     E-mail: Shareowner-svcs@bankofny.com

                     Shareholder Information and Services
--------------------------------------------------------------------------------

WE ARE OFTEN ASKED --

How do I invest in Adams Express?

Adams Express Common Stock is listed on the New York Stock Exchange and the Pacific Exchange. The stock's ticker symbol is "ADX" and may be bought and sold through registered investment security dealers. Your broker will be able to assist you in this regard. In addition, stock may be purchased through the Bank of New York's BuyDIRECT Purchase and Sale Plan (see page 20).

Where do I get information on the stock's price, trading and/or net asset value?

The daily net asset value (NAV) per share and closing market price may be obtained from our website at www.adamsexpress.com. The daily NAV is also available on the NASDAQ Mutual Fund Quotation System under the symbol XADEX. The week-ending NAV is published on Saturdays in various newspapers and on Mondays in The Wall Street Journal in a table titled "Closed-End Funds." The table compares the net asset value at the close of the week's last business day to the market price of the shares, and shows the amount of the discount or premium.

Adams' daily trading is shown in the stock tables of most daily newspapers, usually with the abbreviated form "AdaEx." Local newspapers determine, usually by volume of traded shares, which securities to list. If your paper does not carry our listing, please telephone the Company at (800) 638-2479 or visit our website.

How do I replace a lost certificate(s) or how do I correct a spelling error on my certificate?

Your Adams Express stock certificates are valuable documents and should be kept in a safe place. For tax purposes, keep a record of each certificate, including the cost or market value of the shares it covers at the time acquired. If a certificate is lost, destroyed or stolen, notify the Transfer Agent immediately so a "stop transfer" order can be placed on the records to prevent an unauthorized transfer of your certificate. The necessary forms and requirements to permit the issuance of a replacement certificate will then be sent to you. A certificate can be replaced only after the receipt of an affidavit regarding the loss accompanied by an open penalty bond, for which a small premium is paid by the stockholder.

In the event a certificate is issued with the holder's name incorrectly spelled, a correction can only be made if the certificate is returned to the Transfer Agent with instructions for correcting the error. Transferring shares to another name also requires that the certificate be forwarded to the Transfer Agent with the appropriate assignment forms completed and the signature of the registered owner Medallion guaranteed by a bank or member firm of The New York Stock Exchange, Inc.

Can you send my dividend checks directly to my bank?

Yes, provide the Transfer Agent with your bank's name, your branch's mailing address and your account number at your bank. (Sorry, electronic transfer of funds is not offered at this time.)

Who do I notify of a change of address?

The Transfer Agent.

We go to Florida (Arizona) every winter. How do we get our mail from Adams Express?

The Transfer Agent can program a seasonal address into its system; simply send the temporary address and the dates you plan to be there to The Bank of New York.

I want to give shares to my children, grandchildren, etc. as a gift. How do I go about it?

Giving shares of Adams Express is simple and is handled through our Transfer Agent. The stock transfer rules are clear and precise for most forms of transfer. They will vary slightly depending on each transfer, so write to the Transfer Agent stating the exact intent of your gift plans and the Agent will send you the instructions and forms necessary to effect your transfer.

--------------------------------------------------------------------------------

DIVIDEND PAYMENT SCHEDULE

The Company presently pays dividends four times a year, as follows: (a) three interim distributions on or about March 1, June 1, and September 1, and (b) a "year-end" distribution, payable in late December, consisting of the estimated balance of the net investment income for the year and the net realized capital gain earned through October 31. Stockholders may elect to receive the year-end distribution in stock or cash. In connection with this distribution, all stockholders of record are sent a dividend announcement notice and an election card in mid-November.

Stockholders holding shares in "street" or brokerage accounts may make their election by notifying their brokerage house representative.

BuyDIRECT(SM)*

BuyDIRECT is a direct purchase and sale plan, as well as a dividend reinvestment plan, sponsored and administered by our transfer agent, The Bank of New York. The Plan provides registered stockholders and interested first time investors an affordable alternative for buying, selling, and reinvesting in Adams Express shares.

The costs to participants in administrative service fees and brokerage commissions for each type of transaction are listed below.

Initial Enrollment                                                         $7.50
A one-time fee for new accounts who are not currently registered holders.

Optional Cash Investments
 Service Fee                                                $2.50 per investment
 Brokerage Commission                                            $0.05 per share

Reinvestment of Dividends**
 Service Fee                                              10% of amount invested
                                               (maximum of $2.50 per investment)
 Brokerage Commission                                            $0.05 per share

Sale of Shares
 Service Fee                                                              $10.00
 Brokerage Commission                                            $0.05 per share

Deposit of Certificates for safekeeping                                 Included
Book to Book Transfers                                                  Included
To transfer shares to another participant or to a new participant

Fees are subject to change at any time.

Minimum and Maximum Cash Investments
Initial minimum investment (non-holders)                                 $500.00
Minimum optional investment
 (existing holders)                                                       $50.00
Electronic Funds Transfer
 (monthly minimum)                                                        $50.00
Maximum per transaction                                               $25,000.00
Maximum per year                                                            NONE

A brochure which further details the benefits and features of BuyDIRECT as well as an enrollment form may be obtained by contacting The Bank of New York.

For Non-registered Shareholders
For shareholders whose stock is held by a broker in "street" name, The Bank of New York's Dividend Reinvestment Plan remains available through many registered investment security dealers. If your shares are currently held in a "street" name or brokerage account, please contact your broker for details about how you can participate in this Plan or contact The Bank of New York about the BuyDIRECT Plan.

                               ________________

The Company                                  The Transfer Agent
The Adams Express Company                    The Bank of New York
Lawrence L. Hooper, Jr.,                     Shareholder Relations
Vice President, Secretary and                 Dept.-8W
 General Counsel                             P.O. Box 11258
Seven St. Paul Street,                       Church Street Station
 Suite 1140                                  New York, NY 10286
Baltimore, MD 21202                          (877) 260-8188
(800) 638-2479                               Website:
Website:                                     http://stock.bankofny.com
www.adamsexpress.com                         E-mail:
E-mail:                                      Shareowner-svcs@
contact@adamsexpress.com                     bankofny.com

*BuyDIRECT is a service mark of The Bank of New York.
**The year-end dividend and capital gain distribution will usually be made in newly issued shares of common stock. There would be no fees or commissions in connection with this dividend and capital gain distribution when made in newly issued shares.

                        Historical Financial Statistics
--------------------------------------------------------------------------------

                                                                           Dividends    Distributions
                                                                            From Net      From Net
                                                              Net Asset    Investment     Realized
                            Value Of              Shares        Value        Income         Gains
Dec. 31                    Net Assets          Outstanding*   Per Share*   Per Share*     Per Share*
--------------------------------------------------------------------------------------------------------
1987                    $  427,225,965          40,250,997      $10.61        $.52          $1.77
1988                       455,825,580          42,443,262       10.74         .33            .88
1989                       550,091,129          44,974,408       12.23         .47            .91
1990                       529,482,769          47,219,010       11.21         .44            .71
1991                       661,895,779          49,121,246       13.47         .36            .73
1992                       696,924,779          51,039,938       13.65         .31            .77
1993                       840,610,252          63,746,498       13.19         .30            .79
1994                       798,297,600          66,584,985       11.99         .33            .73
1995                       986,230,914          69,248,276       14.24         .35            .76
1996                     1,138,760,396          72,054,792       15.80         .35            .80
1997                     1,424,170,425          74,923,859       19.01         .29           1.01
1998                     1,688,080,336          77,814,977       21.69         .30           1.10
1999                     2,170,801,875          80,842,241       26.85         .26           1.37
2000                     1,951,562,978          82,292,262       23.72         .22           1.63
2001                     1,368,366,316          85,233,262       16.05         .26           1.39

_______________
*Adjusted to reflect the 3-for-2 stock split effected in October, 2000.


                           _________________________

                           THE ADAMS EXPRESS COMPANY
                                 PRIVACY POLICY

In order to conduct its business, The Adams Express Company collects and maintains certain nonpublic personal information about our stockholders of record with respect to their transactions in shares of our securities. This information includes the stockholder's address, tax identification or Social Security number, share balances, and dividend elections. We do not collect or maintain personal information about stockholders whose shares of our securities are held in "street name" by a financial institution such as a bank or broker.

We do not disclose any nonpublic personal information about you, our other stockholders or our former stockholders to third parties unless necessary to process a transaction, service an account or as otherwise permitted by law.

To protect your personal information internally, we restrict access to nonpublic personal information about our stockholders to those employees who need to know that information to provide services to our stockholders. We also maintain certain other safeguards to protect your nonpublic personal information.

                              Board of Directors
--------------------------------------------------------------------------------

                                                                                      Number of
                                                                                      portfolios
                                                                                      in fund
                             Position   Term    Length                                complex
Personal                     held with  of      of time Principal Occupations         overseen     Other
Information                  the fund   office  served  during the last 5 years       by director  directorships
------------------------------------------------------------------------------------------------------------------------------------
Independent Directors

  Enrique R. Arzac           Director  One     Since    Professor of                  Two          Director of Petroleum &
  7 St. Paul Street                    Year    1983     Finance and                                Resources Corporation
  Suite 1140                                            Economics, formerly                        and Credit Suisse Asset
  Baltimore, MD 21202                                   Vice Dean of                               Management (8 funds)
  Age 60                                                Academic Affairs                           (investments companies).
                                                        of the
                                                        Graduate School
                                                        of Business
                                                        Columbia University.
------------------------------------------------------------------------------------------------------------------------------------
  Daniel E. Emerson          Director  One     Since    Chairman, The                 Two          Director of Petroleum &
  7 St. Paul Street                    Year     1982    National YMCA                              Resources Corporation
  Suite 1140                                            Fund Inc.                                  (investment company).
  Baltimore, MD 21202                                   Retired
  Age 77                                                Executive
                                                        Vice President
                                                        of NYNEX Corp.,
                                                        Retired Chairman
                                                        of the Board of
                                                        both NYNEX
                                                        Information
                                                        Resources Co.
                                                        and NYNEX Mobile
                                                        Communnications Co.
                                                        Previously
                                                        Executive Vice
                                                        President and
                                                        Director of New
                                                        York Telephone Company.
-----------------------------------------------------------------------------------------------------------------------------------
  Edward J. Kelly, III       Director  One     Since    President and                 Two          Director of Petroleum &
  7 St. Paul Street                    Year    October  Chief                                      Resources Corporation
  Suite 1140                                   2001     Executive                                  (investment company)
  Baltimore, MD 21202                                   Officer of                                 and Hartford Financial
  Age 48                                                Mercantile                                 Services Group; and
                                                        Bankshares                                 member of Board
                                                        Corporation.                               of Trustees of Johns
                                                        Formerly                                   Hopkins University.
                                                        Managing
                                                        Director with J.P.
                                                        Morgan Chase
                                                        (investment
                                                        bank and
                                                        global finan-
                                                        cial
                                                        institution)
                                                        and prior
                                                        thereto a
                                                        partner with the New
                                                        York City law
                                                        firm of Davis
                                                        Polk &
                                                        Wardell.
------------------------------------------------------------------------------------------------------------------------------------
  Thomas H. Lenagh           Director  One     Since    Financial                     Two          Director of Gintel Fund,
  7 St. Paul Street                    Year    1968     Advisor,                                   Clemente Strategic
  Suite 1140                                            Chairman of                                Fund and Petroleum &
  Baltimore, MD 21202                                   the Board,                                 Resources Corporation
  Age 83                                                Inrad Corp.                                (investment companies);
                                                        (crystals).                                and ICN Pharmaceuticals
                                                        Formerly                                   Inc., ASD Group
                                                        Chairman of                                (electronic contract
                                                        the Board                                  manufacturing), and
                                                        and CEO of Greiner                         China Light Industry Fund.
                                                        Engineering
                                                        Inc.
                                                        (formerly
                                                        Systems
                                                        Planning
                                                        Corp.)
                                                        (consultants). Formerly
                                                        Treasurer and
                                                        Chief
                                                        Investment
                                                        Officer of
                                                        the Ford
                                                        Foundation
                                                        (charitable
                                                        foundation).
------------------------------------------------------------------------------------------------------------------------------------
  W. D. MacCallan            Director  One     Since    Retired                       Two          Director of Petroleum &
  7 St. Paul Street                    Year       1971  Chairman of                                Resources Corporation
  Suite 1140                                            the Board                                  (investment company).
  Baltimore, MD 21202                                   and CEO of
  Age 74                                                the Company
                                                        and
                                                        Petroleum
                                                        & Resources
                                                        Corporation. Formerly
                                                        consultant
                                                        to the
                                                        Company and
                                                        Petroleum & Resources
                                                        Corporation.
------------------------------------------------------------------------------------------------------------------------------------
  W. Perry Neff              Director  One     Since    Private                       Two          Director of Petroleum &
  7 St. Paul Street                    Year     1987    Financial                                  Resources Corporation
  Suite 1140                                            Consultant.                                (investment company).
  Baltimore, MD 21202                                   Retired
  Age 74                                                Executive
                                                        Vice President
                                                        of Chemical
                                                        Bank.
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                      Number of
                                                                                      portfolios
                                                                                      in fund
                             Position   Term    Length                                complex
Personal                     held with  of      of time Principal Occupations         overseen     Other
Information                  the fund   office  served  during the last 5 years       by director  directorships
------------------------------------------------------------------------------------------------------------------------------------
Independent Directors (continued)

  Landon Peters              Director   One     Since     Private                     Two          Director of Petroleum &
  7 St. Paul Street                     Year    1974      Investor.                                Resources Corporation
  Suite 1140                                              Former                                   (investment company).
  Baltimore, MD 21202                                     Investment
  Age 71                                                  Manager, YMCA
                                                          Retirement Fund.
                                                          Formerly Executive
                                                          Vice President and
                                                          Treasurer and prior
                                                          thereto Senior Vice
                                                          President and
                                                          Treasurer of The
                                                          Bank of New York.
------------------------------------------------------------------------------------------------------------------------------------
  John J. Roberts            Director   One     Since     Senior                      Two          Honorary Director of
  7 St. Paul Street                     Year    1976      Advisor,                                 American International
  Suite 1140                                              formerly                                 Group, Inc. and Director
  Baltimore, MD 21202                                     Vice-                                    of Petroleum & Resources
  Age 79                                                  Chairman                                 Corporation (investment
                                                          External                                 company).
                                                          Affairs,
                                                          American
                                                          International Group, Inc.
                                                          (insurance). Formerly
                                                          Chairman
                                                          and CEO of
                                                          American
                                                          International
                                                          Underwriters
                                                          Corporation.
                                                          Previously
                                                          President of
                                                          American
                                                          International
                                                          Underwriters
                                                          Corporation-U.S.
                                                          / Overseas
                                                          Operations.
------------------------------------------------------------------------------------------------------------------------------------
  Susan C. Schwab            Director   One     Since     Dean of the                 Two          Director of Petroleum &
  7 St. Paul Street                     Year    2000      School of                                Resources Corporation
  Suite 1140                                              Public                                   (investment company)
  Baltimore, MD 21202                                     Affairs                                  and Calpine Corp. energy
  Age 46                                                  at the
                                                          University
                                                          of Maryland,
                                                          College
                                                          Park.
                                                          Formerly
                                                          Director of
                                                          Corporate Business
                                                          Development at
                                                          Motorola, Inc.
                                                          (energy).
                                                          Inc.
------------------------------------------------------------------------------------------------------------------------------------
  Robert J. M. Wilson        Director   One     Since     Retired                     Two          Director of Petroleum &
  7 St. Paul Street,                    Year    1975      President of                             Resources Corporation
  Suite 1140                                              the Company                              (investment company).
  Baltimore, MD 21202                                     and retired
  Age 81                                                  President of
                                                          Petroleum &
                                                          Resources
                                                          Corporation.
------------------------------------------------------------------------------------------------------------------------------------
Interested Director

  Douglas G. Ober            Director,  One     Director  Chairman &                  Two          Director of Petroleum &
  7 St. Paul Street,         Chairman   Year    Since     CEO of the                               Resources Corporation
  Suite 1140                 and CEO            1989;     Company and                              (investment company).
  Baltimore, MD 21202                           Chairman  Petroleum &
  Age 55                                        of the    Resources
                                                Board     Corporation.
                                                Since
                                                1991
------------------------------------------------------------------------------------------------------------------------------------

                           The Adams Express Company
--------------------------------------------------------------------------------

Board Of Directors (with their principal affiliations)

Enrique R. Arzac/2/,/4/
Professor of Finance  and Economics
Columbia University

Daniel E. Emerson/1/,/4/
Retired Executive Vice President
NYNEX Corporation

Edward J. Kelly, III
President and Chief Executive Officer Mercantile Bankshares  Corporation

Thomas H. Lenagh/2/,/3/
Financial Advisor

W.D. MacCallan/1/,/4/
Retired Chairman of the Company and Petroleum & Resources Corporation

W. Perry Neff/1/,/2/
Retired Executive Vice President
Chase Bank

Douglas G. Ober/1/
Chairman of the Company

Landon Peters/3/,/4/
Private Investor

John J. Roberts/2/,/4/
Senior Advisor, American
International Group, Inc.

Susan C. Schwab/1/,/3/
Dean of the School of Public Affairs
University of Maryland

Robert J.M. Wilson/1/,/3/
Retired President of the Company and Petroleum & Resources Corporation

Officers

Douglas G. Ober
Chairman and  Chief Executive Officer

Joseph M. Truta
President

Richard F. Koloski
Executive Vice President

Richard B. Tumolo
Vice President -- Research

Lawrence L. Hooper, Jr.
Vice President, Secretary and General Counsel

Maureen A. Jones
Vice President and Treasurer

Christine M. Sloan
Assistant Treasurer

Geraldine H. Stegner
Assistant Secretary

1. Member of Executive Committee
2. Member of Audit Committee
3. Member of Compensation Committee
4. Member of Retirement Benefits Committee

The Adams Express Company
Seven St. Paul Street, Suite 1140
Baltimore, MD 21202
(410) 752-5900 or (800) 638-2479
Contact us on the Web at:
www.adamsexpress.com

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